Exhibit 10.1

FOURTH AMENDMENT TO

FIRST AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of July 18, 2008

among

MERITAGE HOMES CORPORATION,

as the Borrower,

GUARANTY BANK

as Administrative Agent and Swing Line Lender,

BANK OF AMERICA, N.A. and JPMORGAN CHASE BANK, N.A.,

as Co-Syndication Agents,

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Documentation Agent,

COUNTRYWIDE BANK, FSB,

U. S. BANK NATIONAL ASSOCIATION,

CITICORP NORTH AMERICA, INC.,

DEUTSCHE BANK TRUST COMPANY AMERICAS,

UBS SECURITIES LLC, and BNP PARIBAS

as Managing Agents,

SUNTRUST BANK,

as Co-Agent,

and

The Other Lenders Party Hereto

BANC OF AMERICA SECURITIES LLC,

as Joint Lead Arranger and Joint Book Manager

GUARANTY BANK,

as Joint Lead Arranger and Joint Book Manager

J. P. MORGAN SECURITIES, INC.,

as Joint Lead Arranger and Joint Book Manager

and

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Joint Lead Arranger and Joint Book Manager

FOURTH AMENDMENT TO
FIRST AMENDED AND RESTATED CREDIT AGREEMENT

This Fourth Amendment to First Amended and Restated Credit Agreement (this “Fourth Amendment”) dated as of July 18, 2008, is entered into among Meritage Homes Corporation, a Maryland corporation (the “Borrower”), the lenders listed on the signature pages hereof as Lenders (the “Lenders”), and Guaranty Bank, in its capacity as Administrative Agent (the “Administrative Agent”).

BACKGROUND

A.            The Borrower, the Lenders and the Administrative Agent are parties to that certain First Amended and Restated Credit Agreement dated as of May 16, 2006, as amended by that certain First Amendment and Commitment Increase Agreement, dated as of June 30, 2006, that certain Second Amendment to First Amended and Restated Credit Agreement, dated as of May 18, 2007 and that certain Third Amendment to First Amended and Restated Credit Agreement dated as of September 27, 2007 (as amended, modified, supplemented or restated, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as defined below).

B.            The Borrower has requested certain amendments to the Credit Agreement.

C.            The Lenders and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto agree as follows:

1.             AMENDMENTS.

(a)           Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order to read as follows:

“Adjusted Cash Flow From Operations” means, for any period, the sum of (a) the cash generated by (or used in) operating activities, as reflected on the financial statements for the Borrower and its Restricted Subsidiaries, on a consolidated basis for such period, as determined in accordance with GAAP, such amount being reflected in the line item designated “Net cash provided by (used in) operating activities” on the Borrower’s financial statements, plus (b) Consolidated Interest Incurred of the Borrower and its Restricted Subsidiaries, on a consolidated basis for such period, as determined in accordance with GAAP.

“Adjusted Cash Flow Ratio” means, for the period ending on the last day of any fiscal quarter, the ratio of (a) Adjusted Cash Flow From Operations for the four consecutive fiscal quarters then ended to (b) Consolidated Interest Incurred for the four consecutive fiscal quarters.

“Deferred Tax Valuation Allowance” means any valuation allowance applied to deferred income tax assets as a result of the application of FASB Statement No. 109, Accounting for Income Taxes or otherwise required in accordance with GAAP and included in the financial statements of the Borrower.

“Fourth Amendment Closing Date” means the date that all conditions precedent set forth in Section 3 of the Fourth Amendment to First Amended and Restated Credit Agreement, dated as of July 18, 2008, among the Borrower, the Lenders and the Administrative Agent are satisfied.

“Net Leverage Ratio” means, as of any date of determination, the ratio of (a) an amount equal to the sum of (i) Consolidated Indebtedness on such date (which, for the purpose of calculating the Net Leverage Ratio only, shall exclude (x) the face amount of all undrawn Performance Letters of Credit issued for the account of, or guaranteed by, the Loan Parties and (y) Attributable Indebtedness in respect of Synthetic Lease Obligations and other Off-Balance Sheet Liabilities and Guarantees with respect thereto) minus (ii) if greater than $0, the sum of (A) the lesser of (x) Unrestricted Cash on such date or (y) $325,000,000, minus (B) $25,000,000 to (b) Consolidated Tangible Net Worth on such date.

“Unrestricted Cash” of a Person means Cash and Cash Equivalents of such Person that would not be identified as “restricted” on a balance sheet of such Person prepared in accordance with GAAP, and which are not subject to any Lien or restriction on withdrawal or use.

(b)           The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Applicable Rate” means the following percentages per annum:

Pricing Level	Leverage Ratio	Commitment Fee	Eurodollar Rate; all Letters of Credit	Base Rate
1	Greater than 1.75 to 1	0.400%	3.000%	0.500%
2	Greater than 1.50 to 1 but less than or equal to 1.75 to 1	0.375%	2.750%	0.250%
3	Greater than 1.25 to 1 but less than or equal to 1.50 to 1	0.350%	2.625%	0.250%
4	Greater than 1.00 to 1 but less than or equal to 1.25 to 1	0.350%	2.500%	0.250%
5	Less than or equal to 1.00 to 1	0.325%	2.250%	0.000%

Any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that (x) if a Compliance Certificate is not delivered when due in accordance with such Section, or (y) there shall occur an Event of Default, then Pricing Level 1 shall apply as

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of the first Business Day after the date on which such Compliance Certificate was required to have been delivered or such Event of Default shall have occurred, as applicable.  Thereafter, as to clause (x) above only, any decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered.  Notwithstanding the foregoing, the Applicable Rate in effect from and after the Fourth Amendment Closing Date through and including the date the Compliance Certificate is delivered pursuant to Section 6.02(b) for the second fiscal quarter of fiscal year 2008 shall be Pricing Level 4.

In the event that any financial statement delivered pursuant to Section 6.01(a) or 6.01(b) or any Compliance Certificate delivered pursuant to Section 6.02(b) is shown to be inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to a higher Applicable Rate for any period (an “Applicable Period”) than the Applicable Rate applied for such Applicable Period, then (i) the Borrower shall immediately deliver to the Administrative Agent a correct Compliance Certificate for such Applicable Period, (ii) the Applicable Rate shall be determined using the Pricing Level applicable for such Applicable Period based upon the corrected Compliance Certificate, and (iii) the Borrower shall immediately pay to the Administrative Agent the accrued additional interest and fees owing as a result of such increased Applicable Rate for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with the terms hereof.  This paragraph shall not limit the rights of the Administrative Agent and the Lenders under Section 2.08 and Article VIII and other provisions of this Agreement.  The obligations of the Borrower under this paragraph shall survive termination of the Commitments and the repayment of all other Obligations hereunder.

(c)           The definition of “Borrowing Base” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Borrowing Base” means, with respect to an Inventory Valuation Date for which it is to be determined, an amount equal to the sum (without duplication) of the following assets of each Loan Party (but only to the extent that such assets set forth in subparagraphs (a) through (g) below are not subject to any Liens other than Permitted Liens):

(a)           85% of the Net Book Value of Presold Units;

(b)           75% of the Net Book Value of Eligible Model Units;

(c)           75% of the Net Book Value of Unsold Units Under Construction;

(d)           70% of the Net Book Value of Completed Unsold Units Less Than 18 Months Since Completion;

(e)           65% of the Net Book Value of Finished Lots;

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(f)            45% of the Net Book Value Land/Lots Under Development; and

(g)           30% of the Net Book Value of Unimproved Entitled Land (provided that no Unimproved Entitled Land shall be included in the Borrowing Base during the Reduction Period);

provided, however, that (i) at no time shall more than 60% of the Borrowing Base be comprised of the items set forth in subparagraphs (e), (f) and (g) above, (ii) at no time shall more than 35% (or 25% during the Reduction Period) of the Borrowing Base be comprised of the items set forth in subparagraphs (f) and (g) above, and (iii) at no time shall the aggregate amount of condominiums exceed 15% of the aggregate number of Units comprising the items set forth in subparagraphs (a), (b), (c) and (d) in the aggregate.

(d)           The definition of “Borrowing Base Debt” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Borrowing Base Debt” means, as of any date of determination, the sum of (a) all Consolidated Indebtedness as of such date of determination, including without limitation the Obligations and the Senior Notes, but excluding (i) any portion of any Subordinated Debt of any Loan Party which is due and payable more than one year from such date of determination, (ii) Indebtedness secured by Liens on assets that are not part of any of the Borrowing Base Assets, but only to the extent that the Indebtedness (x) secured by any Lien on such asset does not exceed the Net Book Value of such asset as determined by GAAP and (y) does not exceed in aggregate the amount set forth in Section 7.03(f) and (iii) the face amount of all undrawn Performance Letters of Credit, in each case issued for the account of, or guaranteed by the Loan Parties, minus (b) if greater than $0, the sum of (i) Cash and Cash Equivalents and Receivables of the Loan Parties not subject to any Lien securing Indebtedness in an aggregate amount in excess of $5,000,000, minus (ii) the aggregate of the Outstanding Amount of Revolving Loans, Swing Line Loans and L/C Borrowings.

(e)           The definition of “Joint Lead Arranger” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Joint Lead Arranger” means each of Banc of America Securities LLC, J.P. Morgan Securities, Inc., Guaranty Bank and Wachovia Bank, National Association, in its capacity as joint lead arranger and joint book manager.

(f)            The definition of “Liquidity” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Liquidity” means, as of any date of determination, the sum of:

(a)           the amount by which:

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(i)            the lesser of (A) the Borrowing Base minus all Consolidated Indebtedness (other than the Total Outstandings) as of such date of determination, including without limitation the Senior Notes, but excluding (I) any portion of any Subordinated Debt of any Loan Party which is due and payable more than one year from such date of determination, (II) Indebtedness secured by Liens on assets that are not part of any of the Borrowing Base Assets, but only to the extent that the Indebtedness (x) secured by any Lien on such asset does not exceed the Net Book Value of such asset as determined by GAAP and (y) does not exceed in aggregate the amount set forth in Section 7.03(f) and (III) the face amount of all undrawn Performance Letters of Credit, in each case issued for the account of, or guaranteed by the Loan Parties, and (B) the Aggregate Commitments; exceeds

(ii)           Total Outstandings; plus

(b)           if greater than $0, (i) Unrestricted Cash in excess of $5,000,000 minus (ii) the aggregate of the Outstanding Amount of Revolving Loans, Swing Line Loans and L/C Borrowings, in each case as of such date of determination.

(g)           Section 1.01 of the Credit Agreement is hereby further amended by deleting the defined term “Partial Suspension Period” therefrom.

(h)           The definition of “Reduction Period” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Reduction Period” means the one-time period of eleven consecutive fiscal quarters, commencing with the first quarter of fiscal year 2008.

(i)            Section 2.05 of the Credit Agreement is hereby amended by adding the following new clause (d) to the end  thereof to read as follows:

(d)           In the event that as of the end of any fiscal quarter Shareholders’ Equity is less than $500,000,000, a permanent mandatory commitment reduction shall be made to the Aggregate Commitments in an amount equal to the lesser of (i) if greater than $0, $500,000,000 minus actual Shareholders Equity as of the last day of such fiscal quarter or (ii) $100,000,000.  In the event any mandatory commitment reduction pursuant to this Section 2.05(d) reduces the Aggregate Commitments to less than the Total Outstandings, the Borrower shall on or before the third (3rd) Business Day following Borrower’s receipt of written notice from Administrative Agent, cause the Total Outstandings to be prepaid and/or Cash Collateralize the L/C Obligations by such amount as may be necessary to cause the Total Outstandings to be equal to or less than the Aggregate Commitments as reduced; provided, however, that the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(d) unless after the prepayment in full of the Revolving Loans and Swing Line Loans the Total Outstandings exceed the Aggregate Commitments then in effect.

(j)            Section 7.11(a) of the Credit Agreement is hereby amended to read as follows:

(a)           Minimum Net Worth.  Permit Consolidated Tangible Net Worth, as of the end of any fiscal quarter of the Borrower, to be less than the sum of (a) $500,000,000 plus (b) an amount equal to 50% of Consolidated Net Income (excluding the effect of any

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decrease in any Deferred Tax Valuation Allowance) earned in each full fiscal quarter ending after June 30, 2008 (with no deduction for a net loss in any such fiscal quarter), plus (c) an amount equal to 50% of the aggregate increases in Consolidated Tangible Net Worth of the Borrower and its Restricted Subsidiaries after June 30, 2008 by reason of the issuance and sale of Equity Interests or other equity interest of the Borrower or any Restricted Subsidiary (other than issuances to the Borrower or a wholly-owned Restricted Subsidiary), including upon any conversion of debt securities of the Borrower into such Equity Interests or other equity interests, plus (d) an amount equal to the net worth of any Person that becomes a Restricted Subsidiary or is merged into or consolidated with the Borrower or any Restricted Subsidiary or substantially all of the assets of which are acquired by the Borrower or any Restricted Subsidiary, in each case after June 30, 2008, minus (e) the cumulative net amount of any Deferred Tax Valuation Allowance as of the date of determination, provided that such amount of any Deferred Tax Valuation Allowance for purposes of this calculation shall not exceed $150,000,000.

(k)           Section 7.11(b) of the Credit Agreement is hereby amended to read as follows:

(b)           Net Leverage Ratio.  Permit the Net Leverage Ratio at the end of any fiscal quarter of the Borrower to be greater than:

(i)            2.15 to 1.00, if the Interest Coverage Ratio at the end of such fiscal quarter is greater than or equal to 2.00 to 1.00;

(ii)           1.75 to 1.00, if the Interest Coverage Ratio at the end of such fiscal quarter is less than 2.00 to 1.00, but greater than or equal to 1.00 to 1.00; or

(iii)          1.50 to 1.00, if the Interest Coverage Ratio at the end of such fiscal quarter is less than 1.00 to 1.00.

(l)            Section 7.11(c) of the Credit Agreement is hereby amended to read as follows:

(c)           Interest Coverage Ratio.  Permit the Interest Coverage Ratio to be less than:

(i)            0.50 to 1.00 at the end of any fiscal quarter during the period from and including June 30, 2008 through and including June 30, 2009;

(ii)           1.00 to 1.00 at the end of fiscal quarters September 30, 2009 and December 31, 2009;

(iii)          1.25 to 1.00 at the end of fiscal quarter March 31, 2010;

(iv)          1.50 to 1.00 at the end of fiscal quarter June 30, 2010;

(v)           1.75 to 1.00 at the end of fiscal quarter September 30, 2010; or

(vi)          2.00 to 1.00 at the end of any fiscal quarter thereafter.

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Notwithstanding the foregoing, the Borrower’s failure to comply with the Interest Coverage Ratio requirements set forth above as of the end of any fiscal quarter shall not constitute a violation of this Section 7.11(c) as long as Borrower, as of the end of such fiscal quarter, is in compliance with Section 7.11(i).

(m)          Section 7.11(i) of the Credit Agreement is hereby amended to read as follows:

(i)            Liquidity.  If the Borrower fails to comply with the Interest Coverage Ratio requirements of Section 7.11(c) as of the end of any fiscal quarter, permit the Adjusted Cash Flow Ratio at the end of such fiscal quarter to be less than 1.50 to 1.00 unless (a) Liquidity at the end of such fiscal quarter is at least $125,000,000 if the Interest Coverage Ratio at the end of such fiscal quarter is less than or equal to 1.00 to 1.00 or (b) Liquidity at the end of such fiscal quarter is at least $50,000,000 if the Interest Coverage Ratio at the end of such fiscal quarter is more than 1.00 to 1.00.

(n)           The Aggregate Commitments are hereby reduced to $500,000,000 and the Commitment of each Lender is hereby reduced to be the amount set forth opposite each Lender’s name on Schedule 2.01, which is hereby amended to be in the form of Schedule 2.01 attached to this Third Amendment.

(o)           Exhibit D, the Compliance Certificate, is hereby amended to be in the form of Exhibit D attached to this Fourth Amendment.

(p)           Exhibit H, the Borrowing Base Certificate, is hereby amended to be in the form of Exhibit H attached to this Fourth Amendment.

2.             REPRESENTATIONS AND WARRANTIES.  By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a)           the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnish pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(b)           no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c)           (i) the Borrower has full power and authority to execute and deliver this Fourth Amendment, (ii) this Fourth Amendment has been duly executed and delivered by the Borrower and (iii) this Fourth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

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(d)           neither the execution, delivery and performance of this Fourth Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will violate any Law or conflict with any Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of it property is subject; and

(e)           no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower of this Fourth Amendment or (ii) the acknowledgement by each Guarantor of this Fourth Amendment.

3.             CONDITIONS TO EFFECTIVENESS.  All provisions of this Fourth Amendment shall be effective on July 18, 2008, subject to the satisfaction or completion of the following:

(a)           the Administrative Agent shall have received counterparts of this Fourth Amendment executed by the Required Lenders, the Borrower and acknowledged by each Guarantor;

(b)           the Administrative Agent shall have received a certified corporate resolution of the Borrower authorizing the execution, delivery and performance of this Fourth Amendment;

(c)           the Administrative Agent shall have received an opinion of the Borrower’s counsel, in form and substance satisfactory to the Administrative Agent, with respect to matters set forth in Sections 2(c), (d), and (e) of this Fourth Amendment;

(d)           the Administrative Agent shall have received immediately available funds from the Borrower, for the account of each Lender that executes this Fourth Amendment and provides its signature page to this Amendment to the Administrative Agent by 12:00 noon, New York time, on July 16, 2008, in an amount agreed to by the Borrower and such Lender;

(e)           the Administrative Agent shall have received immediately available funds from the Borrower, for the account of each Joint Lead Arranger, the fees payable to Joint Lead Arrangers pursuant to the separate Fee Letter among Borrower and each Joint Lead Arranger; and

(f)            the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

4.             REFERENCE TO THE CREDIT AGREEMENT.

(a)           Upon the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as modified hereby.  This Fourth Amendment shall be a Loan Document.

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(b)           The Credit Agreement, as modified herein, shall remain in full force and effect and is hereby ratified and confirmed.

5.             COSTS, EXPENSES AND TAXES.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent and each Joint Lead Arranger in connection with the preparation, reproduction, execution and delivery of this Fourth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent and each Joint Lead Arranger with respect thereto).

6.             GUARANTORS ACKNOWLEDGMENT.  By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Fourth Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Fourth Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

7.             EXECUTION IN COUNTERPARTS.  This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  For purposes of this Fourth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original.  The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

8.             GOVERNING LAW; BINDING EFFECT.  This Fourth Amendment shall be deemed to be a contract made under and governed by and continued in accordance with the internal laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law.  This Fourth Amendment shall be binding upon the parties hereto and their respective successors and assigns.

9.             HEADINGS.  Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

10.           RELEASE.  BORROWER AND EACH GUARANTOR HEREBY ACKNOWLEDGE THAT THE OBLIGATIONS UNDER THE CREDIT AGREEMENT AND EACH LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RESCISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET,

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CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS UNDER THE CREDIT AGREEMENT AND EACH LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY CREDIT PARTY.  BORROWER AND EACH GUARANTOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE EACH AGENT-RELATED PERSON, EACH JOINT LEAD ARRANGER, EACH L/C ISSUER, EACH LENDER AND ITS PREDECESSORS, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL, AGENTS, ATTORNEYS-IN-FACT, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES” ), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER OR ANY  GUARANTOR MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING OUT OF OR IN CONNECTION WITH OR BY REASON OF THE CREDIT AGREEMENT OR ANY LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR ANY LOAN DOCUMENT EXECUTED IN CONNECTION THEREWITH, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT (BUT EXCLUDING IN ALL CASES ANY OF THE FOREGOING ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE RELEASED PARTIES).

11.           ENTIRE AGREEMENT.  THE CREDIT AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

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IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment by their duly authorized officers as of the date first above written.

MERITAGE HOMES CORPORATION

By:	/s/ John B. Carroll
John B. Carroll
Vice President - Treasurer

Signature Page to Meritage Fourth Amendment

GUARANTY BANK, as Administrative Agent

By:	/s/ Ross Evans
Ross Evans
Vice President

GUARANTY BANK, as a Lender

By:	/s/ Ross Evans
Ross Evans
Vice President

Signature Page to Meritage Fourth Amendment

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Vanessa Chiu
	Name:	Vanessa Chiu
	Title:	Vice President

Signature Page to Meritage Fourth Amendment

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Eyal Namordi
	Name:	Eyal Namordi
	Title:	Senior Vice President

Signature Page to Meritage Fourth Amendment

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ R. Scott Holtzapple
	Name:	R. Scott Holtzapple
	Title:	Director

Signature Page to Meritage Fourth Amendment

U. S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Adrian R. Montero
	Name:	Adrian R. Montero
	Title:	Vice President

Signature Page to Meritage Fourth Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ G. Paul Hoefer
	Name:	G. Paul Hoefer
	Title:	Vice President

Signature Page to Meritage Fourth Amendment

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Evelyn Thierry
	Name:	Evelyn Thierry
	Title:	Vice President

By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Vice President

Signature Page to Meritage Fourth Amendment

CITICORP NORTH AMERICA, INC., as a Lender

By:	/s/ Marni McManus
	Name:	Marni McManus
	Title:	Vice-President

Signature Page to Meritage Fourth Amendment

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

Signature Page to Meritage Fourth Amendment

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

Signature Page to Meritage Fourth Amendment

SUNTRUST BANK, as a Lender

By:	/s/ Samuel M. Ballesteros
	Name:	Samuel M. Ballesteros
	Title:	Director

Signature Page to Meritage Fourth Amendment

COMERICA BANK, as a Lender

By:
Name:
Title:

Signature Page to Meritage Fourth Amendment

COMPASS BANK, as a Lender

By:	/s/ Chad Mantei
	Name:	Chad Mantei
	Title:	Vice President

Signature Page to Meritage Fourth Amendment

REGIONS BANK (successor by merger with
AmSouth Bank), as a Lender

By:	/s/ Daniel McClurkin
	Name:	Daniel McClurkin
	Title:	Assistant Vice President

Signature Page to Meritage Fourth Amendment

BANK OF OKLAHOMA, N.A., as a Lender

By:	/s/ Jennifer Pescatore
	Name:	Jennifer Pescatore
	Title:	Senior Vice President

Signature Page to Meritage Fourth Amendment

LASALLE BANK, N.A., as a Lender

By:	/s/ Eyal Namordi
	Name:	Eyal Namordi
	Title:	Senior Vice President

Signature Page to Meritage Fourth Amendment

KEYBANK NATIONAL ASSOCIATION, as a
Lender

By:	/s/ Jay L. Johnson
	Name:	Jay L. Johnson
	Title:	Vice President

Signature Page to Meritage Fourth Amendment

NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Morgan A. Lyons
	Name:	MORGAN A. LYONS
	Title:	VICE PRESIDENT

Signature Page to Meritage Fourth Amendment

CALIFORNIA BANK & TRUST, a California
banking corporation, as a Lender

By:	/s/ Stephanie Lantz
	Name:	Stephanie Lantz
	Title:	Vice President

Signature Page to Meritage Fourth Amendment

BNP PARIBAS, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Meritage Fourth Amendment

COUNTRYWIDE BANK, FSB, as a Lender

By:	/s/ Eyal Namordi
	Name:	Eyal Namordi
	Title:	Senior Vice President

Signature Page to Meritage Fourth Amendment

ACKNOWLEDGED AND AGREED TO:

MERITAGE HOMES OF ARIZONA, INC.

By:	/s/ John B. Carroll
John B. Carroll
Vice President - Treasurer

MERITAGE PASEO CROSSING, LLC

By:	Meritage Homes of Arizona, Inc., its Sole
Member

By:	/s/ John B. Carroll
John B. Carroll
Vice President - Treasurer

MERITAGE HOMES CONSTRUCTION, INC.

By:	/s/ John B. Carroll
John B. Carroll
Vice President - Treasurer

MERITAGE PASEO CONSTRUCTION, LLC

By:	Meritage Homes Construction, Inc., its Sole
Member

By:	/s/ John B. Carroll
John B. Carroll
Vice President - Treasurer

Signature Page to Meritage Fourth Amendment

MERITAGE HOMES OF TEXAS HOLDING,
INC.

By:	/s/ John B. Carroll
John B. Carroll
Vice President - Treasurer

MERITAGE HOLDINGS, L.L.C.

By:	Meritage Homes of Texas Holding, Inc., its
Sole Member

By:	/s/ John B. Carroll
John B. Carroll
Vice President - Treasurer

MERITAGE HOMES OF TEXAS JOINT
VENTURE HOLDING COMPANY, LLC

By:	Meritage Homes of Texas, LLC, its Sole
Member

By:	Meritage Homes of Texas Holding, Inc., its
Sole Member

By:	/s/ John B. Carroll
John B. Carroll
Vice President - Treasurer

MERITAGE HOMES OF CALIFORNIA, INC.

By:	/s/ John B. Carroll
John B. Carroll
Vice President - Treasurer

Signature Page to Meritage Fourth Amendment

MERITAGE HOMES OF NEVADA, INC.

By:	/s/ John B. Carroll
John B. Carroll
Vice President - Treasurer

MTH-CAVALIER, LLC

By:	Meritage Homes Construction, Inc., its Sole
Member

By:	/s/ John B. Carroll
John B. Carroll
Vice President - Treasurer

MTH GOLF, LLC

By:	Meritage Homes Construction, Inc., its Sole
Member

By:	/s/ John B. Carroll
John B. Carroll
Vice President - Treasurer

MERITAGE HOMES OF COLORADO, INC.

By:	/s/ John B. Carroll
John B. Carroll
Vice President - Treasurer

MERITAGE HOMES OF FLORIDA, INC.

By:	/s/ John B. Carroll
John B. Carroll
Vice President - Treasurer

Signature Page to Meritage Fourth Amendment

CALIFORNIA URBAN BUILDERS, INC.

By:	/s/ John B. Carroll
John B. Carroll
Vice President - Treasurer

CALIFORNIA URBAN HOMES, LLC

By:	Meritage Homes of California, Inc., its Sole Member and Manager

By:	/s/ John B. Carroll
John B. Carroll
Vice President - Treasurer

GREATER HOMES, INC.

By:	/s/ John B. Carroll
John B. Carroll
Vice President - Treasurer

MERITAGE HOMES OPERATING COMPANY, LLC

By:	Meritage Holdings, L.L.C., its Manager

By:	Meritage Homes of Texas Holding, Inc., its Sole Member

By:	/s/ John B. Carroll
John B. Carroll
Vice President - Treasurer

Signature Page to Meritage Fourth Amendment

MERITAGE HOMES OF TEXAS, LLC

By:	Meritage Homes of Texas Holding, Inc., its Sole Member

By:	/s/ John B. Carroll
John B. Carroll
Vice President - Treasurer

Signature Page to Meritage Fourth Amendment

SCHEDULE 2.01

COMMITMENTS
AND PRO RATA SHARES

Lender	Commitment	Pro Rata Share
Guaranty Bank	$52,941,177.00	10.5882354%
JPMorgan Chase Bank, N.A., a national banking association	$47,058,824.00	9.4117648%
Wachovia Bank, National Association	$41,176,471.00	8.2352942%
Bank of America, N.A.	$35,294,118.00	7.0588236%
Countrywide Bank, FSB	$32,352,941.00	6.4705882%
U. S. Bank National Association	$29,411.765.00	5.8823530%
Citicorp North America, Inc.	$29,411.765.00	5.8823530%
Deutsche Bank Trust Company Americas	$29,411.765.00	5.8823530%
UBS Loan Finance, LLC	$29,411.765.00	5.8823530%
BNP Paribas	$29,411.765.00	5.8823530%
SunTrust Bank	$20,588,235.00	4.1176470%
Comerica Bank	$14,705,882.00	2.9411764%
Compass Bank	$14,705,882.00	2.9411764%
Regions Bank	$14,705,882.00	2.9411764%
Bank of Oklahoma, N.A.	$14,705,882.00	2.9411764%
LaSalle Bank, N.A.	$14,705,882.00	2.9411764%
PNC Bank, National Association	$14,705,882.00	2.9411764%
KeyBank National Association	$11,764,706.00	2.3529412%
Wells Fargo Bank, National Association	$8,823,529.00	1.7647058%
Northern Trust Company	$8,823,529.00	1.7647058%
California Bank & Trust, a California banking corporation	$5,882,353.00	1.1764706%
Total	$500,000,000.00	100.000000000%

1

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:

To:                              Guaranty Bank, as Administrative Agent, L/C Issuer and Swing Line Lender

Ladies and Gentlemen:

Reference is made to that certain First Amended and Restated Credit Agreement, dated as of May 16, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Meritage Homes Corporation (the “Borrower”), the Lenders from time to time party thereto, and Guaranty Bank, as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                              of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following for fiscal year-end financial statements]

Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following for fiscal quarter-end financial statements]

1.             Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.             The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

3.             A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

1

[select one:]

[to the best knowledge of the undersigned as of the date hereof no Default or Event of Default under the Agreement has occurred and its continuing.]

—or—

[the following is a list of each such Default or Event of Default and its nature and status:]

4.             The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                                ,                   .

MERITAGE HOMES CORPORATION

By:
Name:
Title:

2

For the Month/Quarter/Year ended                                                  (“Statement Date”)

SCHEDULE 2

to the Compliance Certificate

($ in 000’s)

I.	Net Leverage Ratio – For Determination of Covenant Compliance.

	A.	Consolidated Indebtedness:
		1.	Indebtedness of the Loan Parties:
			(a)	Without duplication, all obligations for borrowed money and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments:	$
(b)

Without duplication, all direct or contingent obligations arising under letters of credit (including standby and commercial), banker’s acceptances, bank guaranties, surety bonds and similar instruments:

$
			(c)	Without duplication, all net obligations under any Swap Contract:	$
(d)

Without duplication, all obligations to pay the deferred purchase price of property or services (except (i) Trade accounts payable that are not more 30 days past the date the invoice was approved and entered into the computer system by such Loan Party, (ii) accrued expenses incurred by such Person in the ordinary course of business, (iii) marketing fees payable to developers of master planned communities incurred by such Person in the ordinary course of business, (iv) reimbursement obligations for impact or development fee credits to be received by such Person incurred in the ordinary course of business, (v) deferred lot premium or profit participation obligations payable to developers of master planned communities incurred in the ordinary course of business and (vi) obligations to developers or owners of master planned communities in form of a performance encumbrance of such Person incurred in the ordinary course of business):

$
(e)

Without duplication, indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed or is limited in recourse:

$
			(f)	Without duplication, obligations under Capital Leases:	$

3

			(g) Without duplication, Synthetic Lease Obligations and other Off-Balance Sheet Liabilities:	$
			(h) Without duplication, obligations in respect of Redeemable Stock:	$
			(i) Without duplication, any Receivables Facility Attributed Indebtedness:	$
			(j) Without duplication, any “withdrawal liability” as such term is defined under Part I of Subtitle E of Title IV of ERISA:	$
			(k) Without duplication, all Guarantees in respect of any of the foregoing:	$
			(l) Indebtedness (Lines I.A.1(a) + (b) + (c) + (d) + (e) + (f) + (g) + (h) + (i) + (j) + (k)):	$
		2.	Indebtedness of one Loan Party to another Loan Party:	$
		3.	Consolidated Indebtedness (Line I.A.1(l) - Line I.A.2):	$
	B.	Consolidated Tangible Net Worth:
		1.	Shareholders’ Equity of the Loan Parties:	$
		2.	Intangible Assets of the Loan Parties:	$
		3.	Consolidated Tangible Net Worth: (Line I.B.1 - Line I.B.2):	$
	C.	Unrestricted Cash
		1.	Unrestricted Cash:	$
		2.	Less:	$25,000,000
		3.	Total (Line I.C.1. minus Line I.C.2.) (Maximum value cannot exceed $300,000,000):	$
	D.	Net Leverage Ratio:
		1.	Consolidated Indebtedness:	$
		2.	The face amount of all undrawn Performance Letters of Credit issued for the account of, or guaranteed by, the Loan Parties:	$
		3.	Attributable Indebtedness in respect of Synthetic Lease Obligations and other Off-Balance Sheet Liabilities and Guarantees with respect thereto:	$
		4.	Unrestricted Cash (Line I.C.3.):	$
		5.	Total ((Lines I.D.1 - I.D.2 - I.D.3 – I.D.4.) ÷ Line I.B.3):	to 1

II.	Section 7.02(j) - Limitation on other Investments.

	A.	Actual amount of Investments other than those permitted by subsections (a) through (i) of Section 7.02:		$
	B.	Maximum in aggregate amount at any one time outstanding (Line I.B.3. x 30%):		$

4

III.	Section 7.03 - Limitation on Indebtedness.

	A.	Aggregate amount of secured Indebtedness, provided that such Liens are on assets other than Borrowing Base Assets:		$
	B.	Maximum amount at any time outstanding (Line I.B.3. x 10%):		$
	C.	Aggregate amount of Indebtedness guarantied pursuant to Springing Guarantees:		$
	D.	Maximum amount permitted (50% of Line I.B.3):		$

IV.	Section 7.11(a) - Minimum Net Worth.

	A.	Actual Consolidated Tangible Net Worth (Line I.B.3):		$
	B.	Minimum Net Worth:
1.

50% of Consolidated Net Income (excluding the effect of any decrease in any Deferred Tax Valuation Allowance) earned in each full fiscal quarter ending after June 30, 2008 (with no deduction for a net loss during any such period):

$
2.

50% of aggregate increases in Consolidated Tangible Net Worth of the Borrower and its Subsidiaries after June 30, 2008 by reason of the issuance and sale of Equity Interests or other equity interests of the Borrower or any Subsidiary (other than issuances to the Borrower or a wholly-owned Subsidiary), including any conversion of debt securities of the Borrower into such Equity Interests or other equity interests:

$
3.

An amount equal to the net worth of any Person that becomes a Subsidiary or is merged into or consolidated with the Borrower or any Subsidiary or substantially all of the assets of which are acquired by the Borrower or any Subsidiary, in each case after June 30, 2008:

$
		4.	Cumulative net amount of Deferred Tax Valuation Allowance (not to exceed $150,000,000):	$
		5.	Required Minimum Net Worth ($500,000,000 + Line IV.B.1. + 2. + 3. – 4.):	$

V.	Section 7.11(b) - Maximum Net Leverage Ratio.

	A.	Net Leverage Ratio (Line I.D.5.):		to 1.00
	B.	Maximum Net Leverage Ratio (See Section 7.11(b) for Maximum Permitted):		to 1.00

VI.	Section 7.11(c) - Minimum Interest Coverage Ratio.

	A.	Consolidated EBITDA for the period of four fiscal quarters ending on the date of date of determination (the “Subject Period”):
		1.	Consolidated Net Income of the Loan Parties for the Subject Period:	$

5

		2.	To the extent deducted from revenues in determining Consolidated Net Income, Consolidated Interest Expense for the Subject Period:	$
		3.	To the extent deducted from revenues in determining Consolidated Net Income, expense for income taxes paid or accrued for the Subject Period:	$
		4.	To the extent deducted from revenues in determining Consolidated Net Income, depreciation for the Subject Period:	$
		5.	To the extent deducted from revenues in determining Consolidated Net Income, amortization for the Subject Period:	$
6.

To the extent deducted from revenues in determining Consolidated Net Income, all other non-cash items reducing Consolidated Net Income (excluding any non-cash charge that results in an accrual of a reserve for cash charges in the future) for the Subject Period:

$
7.

To the extent deducted from revenues in determining Consolidated Net Income, the amount of dividends accrued or payable by the Loan Parties in respect of Disqualified Equity Interests or any Preferred Stock of any Restricted Subsidiary (excluding any amount payable to any Loan Party), which amount shall be “grossed up” to include any applicable taxes on income that would be used to pay such dividends, provided, however, that interest, dividends or other payments or accruals of a consolidated Subsidiary that is not wholly owned shall be included only to the extent of the interest of such Person in such Subsidiary:

$
		8.	Consolidated EBITDA (Lines VI.A.1. + 2. + 3. + 4. + 5. + 6. + 7.):	$
	B.	Consolidated Interest Incurred for the Subject Period:		$
	C.	Interest Coverage Ratio (Line VI.A.8. ÷ VI.B.):		to 1.00
	D.	Minimum Interest Coverage Ratio (See Section 7.11(c) for Minimum Required		to 1.00

VII.	Section 7.11(d) - Borrowing Base Debt.

	A.	Borrowing Base as of date of determination (from Borrowing Base Report):		$
	B.	Consolidated Indebtedness as of such date of determination (Line I.A.3):		$
	C.	Any portion of any Subordinated Debt of any Loan Party which is due and payable more than one year from such date of determination:		$

6

D.

Indebtedness secured by Liens on assets that are not part of any of the Borrowing Base Assets, but only to the extent that the Indebtedness secured by Liens on such assets (x) does not exceed the Net Book Value of such asset as determined by GAAP and (y) does not exceed in aggregate amount the amount set forth in Section 7.03(f):

$
	E.	The face amount of all undrawn Performance Letters of Credit, in each case issued for the account of, or guaranteed by the Loan Parties:	$
	F.	Cash and Cash Equivalents and Receivables of the Loan Parties not subject to any Lien securing Indebtedness in an aggregate amount in excess of $5,000,000:	$
	G.	Aggregate of the Outstanding Amount of Revolving Loans, Swing Line Loans and L/C Borrowings:	$
	H.	Borrowing Base Debt (Lines VII.B. - C. – D. - E. – (Line VII.F + VII.G, if greater than $0)):	$

VIII.	Section 7.11(e) - Total Land Restrictions.

	A.	Net Book Value of Unentitled Land:	$
	B.	Net Book Value of Unimproved Entitled Land:	$
	C.	Net Book Value of Land/Lots Under Development:	$
	D.	Net Book Value of Finished Lots:	$
	E.	Actual (Lines VIII.A. + B. + C. + D.):	$
	F.	Line I.B.3 x 125%:	$
	G.	50% of outstanding Subordinated Debt:	$
	H.	Maximum Total Land Restrictions (Lines VIII.F. + G.):	$

IX.	Section 7.11(f) - Raw Land Restrictions.

	A.	Net Book Value of Unentitled Land:	$
	B.	Net Book Value of Unimproved Entitled Land:	$
	C.	Actual (Lines IX.A. + B.):	$
	D.	Maximum Raw Land Restrictions (Line I.B.3 x 20%):	$

X.	Section 7.11(g) - Unsold Units.

	A.	Actual Number of Unsold Units existing as of the end of the fiscal quarter:	$
	B.	Number of Unit Closings within the four fiscal quarters ending on the last day of the fiscal quarter x 30%:	$
	C.	Number of Units of Closings within two fiscal quarters ending on the last day of the fiscal quarter x 60%:	$
	D.	Maximum Unsold Units (Greater of Line X.B. and Line X.C.):	$

7

XI.	Section 7.11(h) - Model Units.

	A.	Actual Number of Model Units existing as of the end of the fiscal quarter:			$
	B.	Number of Unit Closings within the four fiscal quarters ending on the last day of the fiscal quarter:			$
	C.	Maximum Model Units (Line XI.B. x 10%):			$

XII.	Leverage Ratio - For Determination of Applicable Rate.

	A.	Consolidated Indebtedness:
		1.	Indebtedness of the Loan Parties:
			(a)	Without duplication, all obligations for borrowed money and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments:
(b)

Without duplication, all direct or contingent obligations arising under letters of credit (including standby and commercial), banker’s acceptances, bank guaranties, surety bonds and similar instruments:

			(c)	Without duplication, all net obligations under any Swap Contract:
(d)

Without duplication, all obligations to pay the deferred purchase price of property or services (except (i) Trade accounts payable that are not more 30 days past the date the invoice was approved and entered into the computer system by such Loan Party, (ii) accrued expenses incurred by such Person in the ordinary course of business, (iii) marketing fees payable to developers of master planned communities incurred by such Person in the ordinary course of business, (iv) reimbursement obligations for impact or development fee credits to be received by such Person incurred in the ordinary course of business, (v) deferred lot premium or profit participation obligations payable to developers of master planned communities incurred in the ordinary course of business and (vi) obligations to developers or owners of master planned communities in form of a performance encumbrance of such Person incurred in the ordinary course of business):

(e)

Without duplication, indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed or is limited in recourse:

			(f)	Without duplication, obligations under Capital Leases:

8

		(g)	Without duplication, Synthetic Lease Obligations and other Off-Balance Sheet Liabilities:
		(h)	Without duplication, obligations in respect of Redeemable Stock:
		(i)	Without duplication, any Receivables Facility Attributed Indebtedness:
		(j)	Without duplication, any “withdrawal liability” as such term is defined under Part I of Subtitle E of Title IV of ERISA:
		(k)	Without duplication, all Guarantees in respect of any of the foregoing:
		(l)	Indebtedness (Lines XII.A.1(a) + (b) + (c) + (d) + (e) + (f) + (g) + (h) + (i) + (j) + (k)):
	2.	Indebtedness of one Loan Party to another Loan Party:
	3.	Consolidated Indebtedness (Line XII.A.1(l) - Line XII.A.2):
B.	Consolidated Tangible Net Worth:
		1.	Shareholders’ Equity of the Loan Parties:
		2.	Intangible Assets of the Loan Parties:	$
		2.	Consolidated Tangible Net Worth: (Line XII.B.1 - Line XII.B.2):
	C.	Leverage Ratio:
		1.	Consolidated Indebtedness:
		2.	The face amount of all undrawn Performance Letters of Credit issued for the account of, or guaranteed by, the Loan Parties:
		3.	Attributable Indebtedness in respect of Synthetic Lease Obligations and other Off-Balance Sheet Liabilities and Guarantees with respect thereto:
		4.	Total ((Lines XII.C.1 - XII.C.2 - XII.C.3) ÷ Line XII.B.3):

9

EXHIBIT H

FORM OF BORROWING BASE CERTIFICATE

Date:

To:          Guaranty Bank, as Administrative Agent, L/C Issuer and Swing Line Lender

Ladies and Gentlemen:

Reference is made to that certain First Amended and Restated Credit Agreement, dated as of May 16, 2006 (as amended, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Meritage Homes Corporation (the “Borrower”), the Lenders from time to time party thereto, and Guaranty Bank, as Administrative Agent, L/C Issuer and Swing Line Lender.

This Borrowing Base Certificate is delivered pursuant to Section 6.02(c) of the Credit Agreement.  All capitalized terms used herein and defined in the Credit Agreement shall be used herein as so defined.

I.	Borrowing Base [to be completed monthly]

Borrower hereby represents and warrants that the following Borrowing Base Report is true and correct in all respects as of , (the “Reporting Date”). The Borrowing Base is determined as follows:

1.	Net Book Value of Presold Units:		$
2.	Net Book Value of Eligible Model Units:		$
3.	Net Book Value of Unsold Units Under Constructions:		$
4.	Net Book Value of Completed Unsold Units Less Than 18 Months Since Completion:		$
5.	Net Book Value of Finished Lots:		$
6.	Net Book Value of Land/Lots Under Development:		$
7.	Net Book Value of Unimproved Entitled Land:		$
8.	Borrowing Base on Reporting Date ((85% x Line 1.) + (75% x Line 2.) + (75% x Line 3.) + (70% x Line 4.) + (65% x Line 5.) + (45% x Line 6.) + (30% (0% during the Reduction Period) x Line 7.)):		$
9.	Borrowing Base Debt
	A.	Consolidated Indebtedness as of Reporting Date (Line I.A.3 of Compliance Certificate):	$
	B.	Any portion of any Subordinated Debt of any Loan Party which is due and payable more than one year from such date of determination:	$

1

C.

Indebtedness secured by Liens on assets that are not part of any of the Borrowing Base Assets, but only to the extent that the Indebtedness secured by Liens on such assets (i) does not exceed the Net Book Value of such asset as determined by GAAP and (ii) does not exceed in aggregate amount the amount set forth in Section 7.03(f):

$
	D.	The face amount of all undrawn Performance Letters of Credit, in each case issued for the account of, or guaranteed by the Borrower or any of its Subsidiaries (other than Unrestricted Subsidiaries):	$
	E.	Cash and Cash Equivalents of the Loan Parties not subject to any Lien securing Indebtedness in an aggregate amount in excess of $5,000,000:	$
	F.	Aggregate of the Outstanding Amount of Revolving Loans of the Lenders:	$
	G.	Borrowing Base Debt (Lines 9.A. - B. - C. - D. – (Line 9.E. + Line 9.F., if greater than $0)):	$
10.	Availability (Line 8 - Line 9.G.)		$

II.	Borrowing Base Certifications

Borrower hereby represents and warrants that as of the Reporting Date:

1.	No more than 60% of the Borrowing Base is comprised of the items set forth in lines 5, 6 and 7 above.

2.	No more than 35% (25% during the Reduction Period) of the Borrowing Base is comprised of the items set forth in lines 6 and 7 above.

3.	The aggregate amount of condominiums included in the Borrowing Base does not exceed 15% of the aggregate number of Units comprising the items set forth in lines 1, 2, 3 and 4 in the aggregate.

III.	Liquidity [To be completed when required to be maintained pursuant to Section 7.11(i)]

A.	Interest Coverage Ratio (from Compliance Certificate Line VI.C.):		to
B.	Adjusted Cash Flow Ratio
	1. Net Cash Provided By (Used In) Operations:		$
	2. Consolidated Interest Incurred:		$
	3. Adjusted Cash Flow From Operations (III.B.1. + III.B.2.):		$

2

	4. Adjusted Cash Flow Ratio (III.B.3. ÷III.B.2.)	to

Liquidity condition only applicable if Interest Coverage Ratio is less than or equal to 1.00 to 1.00 and ratio of Adjusted Cash Flow From Operations to Consolidated Interest Incurred is less than 1.50 to 1.00.

C.	Liquidity
1.	Borrowing Base (see I.8):	$
2.

Consolidated Indebtedness (other than the Total Outstandings) excluding (i) any portion of any Subordinated Debt of any Loan Party which is due and payable more than one year from such date of determination, (ii) Indebtedness secured by Liens on assets that are not part of any of the Borrowing Base Assets, but only to the extent that the Indebtedness (x) secured by any Lien on such asset does not exceed the Net Book Value of such asset as determined by GAAP and (y) does not exceed in aggregate the amount set forth in Section 7.03(f) and (iii) the face amount of all undrawn Performance Letters of Credit, in each case issued for the account of, or guaranteed by the Loan Parties

$
3.	Line 1. - Line 2.	$
4.	Aggregate Commitments	$
5.	Lesser of Line 3. and Line 4.	$
6.	Total Outstandings	$
7.	Line 5. – Line 6	$
8.	Unrestricted Cash:	$
9.	Less:	$5,000,000
10.	Less the Outstanding Amount of Revolving Loans, Swing Line Loans, and L/C Borrowings	$
11.	Total (Line 8. – Line 9 – Line 10.):	$
12.	Liquidity (Line 7. + Line 11.):	$
13.	Minimum Required (If Interest Coverage Ratio (from Compliance Certificate Line VI.C.) is less than or equal to 1.00 to 1.00):	$125,000,000
14.	Minimum Required (If Interest Coverage Ratio (from Compliance Certificate Line VI.C.) is less than 2.00 to 1.00 but more than 1.00 to 1.00)	$50,000,000

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IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                         ,             .

MERITAGE HOMES CORPORATION

By:
Name:
Title:

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